PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the new construction of Imani Village Senior Apartments, an affordable senior housing project. The project is located in the Pullman community on the far south side of Chicago, a community known for its role in the U.S. Labor Movement. A strike in 1894 was violently put down by the Pullman Car Company and law enforcement resulting in the deaths of 30 workers. As a result, the Brotherhood of Sleeping Car Porters union was created, the first African American labor union in the U.S. to win a collective bargaining agreement. The strike also served as inspiration for the creation of Labor Day as an American national holiday.

This project will consist of a five-story, 70-unit independent living apartment complex tailored for seniors aged 62 and above, coupled with a one-story amenity structure linked by a covered walkway. The amenity building features a diverse array of facilities including a community room, lounge, fitness center, technology hub, salon, laundry facilities, storage, interior courtyard, and administrative offices. This project serves as the inaugural phase of the broader Imani Village initiative, spanning 23 acres upon completion. Envisioned as a multifaceted development, Imani Village will encompass residential, commercial, educational, healthcare, fitness, and recreational amenities, epitomizing a holistic approach to community planning and rejuvenation.

HIT ROLE	The HIT is providing $2.2 million in financing to purchase taxable Ginnie Mae Construction and Permanent Loan Certificates. In Chicago, the HIT has financed 67 projects and 121 in the state of Illinois.

SOCIAL IMPACT	All units will be restricted to residents earning 30%-60% of the Area Median Income. Additionally, the project will incorporate Green technologies, including Energy Star rated water-conserving appliances in all units.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Imani Village Senior Residences – Chicago, IL

“Chicago Bricklayers and Allied Craftworkers District Council members are immensely proud to be a part of the development of 70 new homes for seniors at the Imani Village Apartments. The HIT continues to meet the affordable housing crisis head on by utilizing local building trades members to generate new housing in a community that has played such a pivotal role in the labor movement.”

- Mike Volpentesta , President

  BAC Administrative District Council 1 of Illinois

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

8/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com